Exchange Listed Funds Trust

QRAFT AI-Pilot U.S. Large Cap Dynamic Beta and Income ETF

Summary Prospectus | May 19, 2023

Principal Listing Exchange for the Fund: NYSE Arca, Inc. | (Ticker Symbol: AIDB)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.qraftaietf.com. You can also get this information at no cost by calling 855-973-7880, by sending an e-mail request to info@exchangetradedconcepts.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated May 19, 2023, as each may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The QRAFT AI-Pilot U.S. Large Cap Dynamic Beta and Income ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.04%
Total Annual Fund Operating Expenses	0.79%

1 Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. Because the Fund is new, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a portfolio of ETFs that primarily invest in (1) equity securities of U.S. large capitalization companies (“Equity ETFs”) and/or (2) short-term debt securities, money market mutual funds, and other cash equivalents (“Debt ETFs”). The Fund operates in a manner that is commonly referred to as a “fund of funds,” meaning that it primarily invests in other ETFs. Under normal circumstances, through its investment in ETFs, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of U.S.-listed large capitalization companies.

1

Utilizing an investment strategy enhanced by the use of the Qraft AI Risk Indicator System (“QRAFT Risk Indicator”), a proprietary artificial intelligence model that provides risk signals on U.S. equity markets, Exchange Traded Concepts, LLC (the “Adviser”), the Fund’s adviser, shifts the Fund’s exposure weekly between Equity ETFs and Debt ETFs in an attempt to navigate market downturns and capitalize on market rebounds. QRAFT Technologies, Inc. (“Qraft”), a South Korea-based provider of artificial intelligence investment systems, developed the QRAFT Risk Indicator and has licensed it to the Adviser for purposes of managing the Fund.

The Adviser consults a scoring methodology generated by the QRAFT Risk Indicator to employ a “dynamic beta” strategy that evaluates data to predict market risk for the coming week. After analyzing more than 70 data inputs, which are primarily derived from momentum, volatility, and correlation between major asset classes of the U.S. equity market, the QRAFT Risk Indicator provides a score from 0 through 100 to indicate the recommended percentage of Equity ETFs and Debt ETFs (i.e., a score of 0 equates to a 0% allocation to Debt ETFs and a score of 100 equates to a 100% allocation to Debt ETFs). The Adviser adjusts the Fund’s portfolio on a weekly basis based on the scores generated by the QRAFT Risk Indicator. Equity ETFs in which the Fund invests track broad-based large capitalization securities market indices. Beta is a measure of volatility, or sensitivity, of a particular asset to the movement of the overall market. During periods when the Fund is fully invested in Equity ETFs, it expects to have a beta of 1 relative to broad-based large capitalization securities market indices, meaning that the Fund expects to produce returns generally corresponding to the large capitalization securities market. The Adviser believes that by applying the signals from the QRAFT Risk Indicator to reduce the Fund’s exposure to Equity ETFs and increase the Fund’s exposure to Debt ETFs, the Fund can produce greater returns relative to the large capitalization securities market over a complete market cycle.

While it is anticipated that the Adviser will purchase and sell securities based on recommendations generated by the QRAFT Risk Indicator, the Adviser has full discretion over investment decisions for the Fund. Therefore, the Adviser has full decision-making power not only if it identifies a potential technical issue or error with the QRAFT Risk Indicator, but also if it believes that the recommended securities would not further the Fund’s investment objective. There is no limit placed on the amount of the Fund’s assets that may be invested in Equity ETFs or Debt ETFs (i.e., the Fund may invest 0% to 100% of its assets in Equity ETFs or Debt ETFs). Due to the weekly adjustment of the Fund’s portfolio based on scores from the QRAFT Risk Indicator, the Adviser expects that the Fund will frequently purchase and sell shares of securities.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund, either directly or through its investments in an ETF, are set forth below.

2

Defensive Investment Strategies Risk. To the extent that the Fund temporarily invests defensively in Debt ETFs as part of its principal investment strategies, it may not be able to achieve its investment objective. The Fund’s defensive investing may not be effective in protecting its value.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exchange-Traded Funds Risk. Through its investments in ETFs, the Fund is subject to the risks associated with the ETFs’ investments, including the possibility that the value of the instruments held by an ETF could decrease. These risks include any combination of the risks described below, as well as certain of the other risks described in this section. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and each ETF’s asset allocation. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund may exceed the costs of investing directly in ETFs. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value, and will likely incur brokerage costs when it purchases and sells ETFs.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock which the ETFs invest may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the ETFs participate, or facts relating to specific companies in which the ETFs invests.

Fixed Income Securities Risk. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. Coupons may be fixed or adjustable, based on a pre-set formula. The market value of fixed income investments in which an ETF may invest may change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rise; conversely, during periods of rising interest rates, the value of fixed income securities generally decline (known as interest rate risk). In addition, an ETF could lose money if the issuer or guarantor of a debt instrument in which the ETF invests becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations (known as credit risk). Fixed income securities also may be subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause an ETF to hold securities paying lower-than market rates of interest, which could adversely affect an ETF’s yield or share price.

Interest Rate Risk. An ETF’s investments in or exposure to fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an ETF’s yield will change over time. During periods when interest rates are low, an ETF’s yield (and total return) also may be low. To the extent that the investment adviser of an ETF anticipates interest rate trends imprecisely, the ETF could miss yield opportunities or its share price could fall.

3

Issuer-Specific Risk. Fund performance depends on the performance of the ETFs to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk. An ETF’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller and mid-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

U.S. Government Securities Risk. U.S. Government securities are subject to price fluctuations and to default in the event that an agency or instrumentality defaults on an obligation not backed by the full faith and credit of the United States.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, shares of the Fund may trade at a material discount to NAV, possibly face delisting, and may experience wider bid-ask spreads: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Fund’s principal investment strategies are dependent upon the use of Qraft’s proprietary artificial intelligence security selection process and, as a result, the Adviser’s skill in understanding and utilizing such processes. The achievement of the investment objective of the Fund cannot be guaranteed and the Adviser’s management of the Fund may not produce the intended results.

Market Risk. The market price of an investment could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of an investment also may decline because of factors that affect a particular industry or industries such as labor shortages, increased production costs, and competitive conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific investments. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

4

Model and Data Risk. The Fund relies heavily on a proprietary artificial intelligence selection model as well as data and information supplied by third parties that are utilized by such model. To the extent the model does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the model or data are incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the model or data been correct and complete.

New/Smaller Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate. The Fund may be liquidated by the Board of Trustees (the “Board”) without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Portfolio Turnover Risk. The Fund’s investment strategy is expected to result in high portfolio turnover, which may result in increased transaction costs and may lower Fund performance. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses and lower performance. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Trading Risk. Shares of the Fund may trade on the NYSE Arca, Inc. (the “Exchange”) above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. In such a circumstance, the Fund’s shares could trade at a premium or discount to their NAV.

5

Performance Information

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund’s return to a broad measure of market performance.

Investment Adviser

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Andrew Serowik, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2023.

Todd Alberico, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2023.

Gabriel Tan, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2023.

Brian Cooper, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2023.

Purchase and Sale of Fund Shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions for the Fund generally are conducted in exchange for the deposit or delivery of a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash.

Individual shares of the Fund may only be purchased and sold in the secondary market through a broker or dealer at a market price. The Fund’s shares are listed on the Exchange. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The price of the Fund’s shares is based on a market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at prices greater than NAV (premium) or less than NAV (discount).When buying or selling shares of the Fund in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.qraftaietf.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6